Supplement to the
Fidelity® Large Cap Growth Fund, Fidelity Large Cap Value Fund, Fidelity Mid Cap Growth Fund, and Fidelity Mid Cap Value Fund
(formerly Fidelity Structured Large Cap Growth Fund, Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Growth Fund, and Fidelity Structured Mid Cap Value Fund)
March 31, 2006
Prospectus

At its July 2006 meeting, the Board of Trustees of Fidelity® Large Cap Growth Fund and Fidelity Large Cap Value Fund approved removal of the redemption fee on shares held less than 30 days effective no later than September 1, 2006. The redemption fee will not be imposed on any shares redeemed from accounts held directly with Fidelity beginning July 24, 2006. If you redeem fund shares through an intermediary prior to September 1, 2006, you should contact your intermediary for more information on whether the redemption fee will be imposed on the shares you redeem.

Shareholder Meeting. On or about September 20, 2006, a meeting of the shareholders of Fidelity Large Cap Growth Fund, Fidelity Large Cap Value Fund, Fidelity Mid Cap Growth Fund, and Fidelity Mid Cap Value Fund will be held to elect the Board of Trustees. Shareholders of record on July 24, 2006 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

LMC-06-02 July 28, 2006
1.766529.113